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                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY

                         SUPPLEMENT DATED JULY 12, 1999
                      TO PROSPECTUS DATED OCTOBER 1, 1998
                  (AS SUPPLEMENTED THROUGH FEBRUARY 22, 1999)

All Funds

Effective May 1, 1999, the Funds' distributor will change from The Variable Annuity Marketing Company (VAMCO) to A.G. Distributors, Inc., an affiliate of VALIC. All references to VAMCO in this prospectus should instead refer to A.G. Distributors, Inc.

Craig R. Rodby has resigned as a Director and Officer of the Funds with the size of the Board being reset at 11. Nine of the Directors are independent and two are VALIC employees.

Stock Index Fund, MidCap Index Fund, and Small Cap Index Fund

Effective June 4, 1999, Bankers Trust Corporation, the parent company to Bankers Trust Company ("Bankers Trust"), the sub-adviser to the above Funds, became a wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. Bankers Trust has informed the Funds that, under this new arrangement, the services provided to the Funds will be maintained at their current level. As a result of the foregoing transaction, on April 20, 1999, the Board approved a new investment sub-advisory agreement with Bankers Trust. The new sub-advisory agreement is identical to the current agreement with Bankers Trust except for the effective date. Shareholder approval of the new investment sub-advisory agreement will be sought at a shareholder meeting anticipated to be held in the Fall.

Effective as of July 6, 1999, Kathy Condon has assumed portfolio management responsibilities for the Funds. Ms. Condon is the Managing Director and Head of Passive Investments of the Sub-adviser. Ms. Condon has been with the Sub-adviser since 1970.

Money Market Fund

The first paragraph of the "Investment Strategy" section of the Fund's "Fact Sheet" is replaced in its entirety with the following:

    The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

The Fund's "Fact Sheet" should reflect that the Fund may buy taxable municipal obligations (variable rate demand notes) and Rule 144A securities (liquid).

MidCap Index Fund

The "Fund Investments" chart in the Fund's "Fact Sheet" should reflect that no more than 10% of the Fund's assets may be invested in illiquid securities.

Social Awareness Fund

The Fund has made certain changes to its social criteria. The following replaces the second paragraph of the section entitled "Investment Objective" in the Fund's "Fact Sheet."

    The Fund invests only in companies which meet its social criteria. The Fund does not invest in companies that are significantly engaged in:

    - the production of nuclear energy;

    - the manufacture of military weapons or delivery systems;

    - the manufacture of alcoholic beverages or tobacco products;

    - the operation of gambling casinos; or

    - business practices or the production of products that significantly pollute the environment.

Paul W. Green, CFA has assumed portfolio management responsibility for the Fund. Mr. Green has been Vice President and Investment Officer of VALIC since February 1999. Previously, Mr. Green was with BARRA, Inc., a financial consulting firm, since July 1993.

VA-9017-B